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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 26, 1998

                      AMERICAN RESIDENTIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                               1-11849               76-0484996
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation)                       File Number)        Identification No.)



                                 POST OAK TOWER
                           5051 WESTHEIMER, SUITE 725
                           HOUSTON, TEXAS 77056-5604
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 599-0100





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ITEM 5.       OTHER EVENTS.

              Effective June 30, 1998, Gorden Timmons will resign as Chief Operating Officer of American Residential Services, Inc. (the "Company").
Mr. Timmons will continue to serve as a member of the Company's Board of Directors (the"Board") and as a member of the Executive Committee of the Board. The information set forth in the press release of the Company issued
June 23, 1998, which is filed as Exhibit 99.1 hereto, is incorporated herein by reference.

              Effective June 2, 1998, Bobby S. Shackouls was appointed to the Board. The information set forth in the press release of the Company issued June 10, 1998, which is filed as Exhibit 99.2 hereto, is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBITS

       99.1   Press release issued June 23, 1998.

       99.2   Press release issued June 10, 1998.


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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   AMERICAN RESIDENTIAL SERVICES, INC.



                                   By:   /s/ JOHN D. HELD
                                      -----------------------------------------
                                        John D. Held
                                        Senior Vice President, General Counsel
                                           and Secretary



Date:  June 26, 1998





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                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------

       99.1   Press release issued June 23, 1998.

       99.2   Press release issued June 10, 1998.